Supplement Dated January 9, 2019
To The Prospectus Dated April 30, 2018

JNL Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective January 2, 2019, all references to BNY Mellon Asset Management North American Corporation are changed to Mellon Investments Corporation.

Effective January 2, 2019, all references to BNYM AMNA are changed to Mellon.

Effective December 31, 2018, for the JNL/Mellon Capital Telecommunication Services Sector Fund, under "Principal Investment Strategy," and "Average Annual Total Returns," please delete all references to MSCI USA IMI Telecommunications Services 25/50 Index and replace with MSCI USA IMI Communication Services 25/50 Index.

Effective December 31, 2018, in the section "More About the Funds," under "Description of Indices" delete all references to MSCI USA IMI Telecommunications Services 25/50 Index and replace with MSCI USA IMI Communication Services 25/50 Index.

This Supplement is dated January 9, 2019.

Supplement Dated January 9, 2019
To The Statement of Additional Information
Dated April 30, 2018

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 2, 2019, all references to BNY Mellon Asset Management North American Corporation are changed to Mellon Investments Corporation.

Effective January 2, 2019, all references to BNYM AMNA are changed to Mellon.

On page 41, in the section "Managers and Officers of the JNL Variable Fund," subsection "Manager Compensation," please delete the first paragraph in the entirety and replace with the following:

The Manager who is an "interested person" receives no compensation from the JNL Variable Fund.  Effective January 1, 2019, each Independent Manager is paid by the Fund Complex an annual retainer of $220,000, as well as a fee of $15,500 for each meeting of the Funds' Board attended.  These fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each Independent Manager is paid a fee of $6,000. The Chairman of the Funds' Board receives an additional annual retainer of $94,000.  The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $3,500 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity. The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. The members of each Investment Committee receive $3,500 for each telephonic Investment Committee meeting attended. If an Independent Manager participates in an in-person Board meeting by telephone, the Manager will receive half of the meeting fee.

This Supplement is dated January 9, 2019.